Exhibit 99.1

As previously disclosed in its public filings, its Fourth Quarter 2017 earnings press release, and on its Fourth Quarter earnings conference call, Kellogg Company ("the Company") will recast its financial statements for 2016 and 2017 to reflect changes in accounting standards and a product transfer between reportable segments.

Below are explanations and reconciliation tables that detail this planned recast for the 2017 fiscal year in order to provide 2018 comparability.

Recast of 2017 Income Statement for Updated Accounting Standards and Other Changes
The three changes to the Income Statement are:

•
Revenue Recognition ASU - The adoption of this ASU will result in transfers between Net Sales, Cost of Goods Sold, and Selling, General & Administrative expenses on the Income Statement. There will be a small impact on the Company’s Operating Profit and Net Income, related to promotional allowances, and this will recast 2017 Adjusted EPS by approximately $(0.03) per share.

•
Pension ASU - The adoption of this ASU will result in reclassifying the Interest Cost, Return on Assets, and Prior Service Cost components of Pension & Post-Retirement expense out of Cost of Goods Sold and Selling, General & Administrative expenses, and into Other Income & Expense. There is no impact on the Company’s Net Income, only a shift between Operating Profit (in the Corporate reporting segment only) and Other Income & Expense.

•
Product Transfers Between Reportable Segments - This does not affect the Income Statement, but it does affect results for Reportable Segments. The Company has decided to transfer certain stock-keeping units (SKUs) from the U.S. Morning Foods reporting segment and to the U.S. Snacks reportable segment to align their sales with their infrastructure and change in accountability. There is no impact on the Company’s or North America's Net Sales, Operating Profit, Net Income, or Cash Flow. Recast 2017 segment results are provided below for 2018 comparability.

For comparability with 2018, we have provided recast 2017 results for each quarter and full year. The reconciliations for these recast periods are shown in Exhibit A (Recast of Certain Income Statement Line Items) and Exhibit D (Reportable Segment Information).

Recast of 2017 Cash Flow for Updated Accounting Standards
The Cash Flow ASU will change the presentation of, among other things, the beneficial interests in securitization transactions.

As background, during 2016, the Company initiated a program in the U.S. in which a customer could extend its payment terms in exchange for eliminating early-payment discounts. In an effort to mitigate the impact this extended terms program would have on days-sales-outstanding (DSO) and cash flow, the Company entered into a securitization program.

Structured to expire in July, 2018, the Company terminated this securitization program at the end of 2017, as a result of declining customer interest in the extended terms program, and this recent ASU. Specifically, this change in accounting standards will (i) no longer treat the advances from the securitization in a way that preserves cash flow, and (ii) require burdensome administration, including daily reconciliations of receivables sold and collected under the program. By terminating the securitization program, this ASU will have no impact on our cash flow in 2018. However, we provide the recast 2017 cash flow metrics to show its impact on 2017 cash flow, once the offsetting securitization proceeds are separated from accounts receivable in cash from operating activities and moved to cash from investing activities.

For comparability with 2018, we have provided recast 2017 cash flow results for each quarter's year-to-date period. The reconciliation for these recasts are shown in Exhibit J (Summary Cash Flow Statement).
About Kellogg Company
At Kellogg Company (NYSE: K), we strive to enrich and delight the world through foods and brands that matter. Our beloved brands include Pringles®, Cheez-It®, Keebler®, Special K®, Kellogg's Frosted Flakes®, Pop-Tarts®, Kellogg's Corn Flakes®, Rice Krispies®, Eggo®, Mini-Wheats®, Kashi®, RXBAR® and more. Net sales in 2017 were approximately $13 billion, comprised principally of snacks and convenience foods like cereal and frozen foods. Kellogg brands are beloved in markets around the world. We are also a company with Heart & Soul, committed to creating three billion Better Days by 2025 through our Breakfasts for Better Days global purpose platform. Visit www.KelloggCompany.com or www.OpenforBreakfast.com.
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Non-GAAP Financial Measures
This filing includes non-GAAP financial measures that we provide to management and investors that exclude certain items that we do not consider part of on-going operations. Our management team consistently utilizes a combination of GAAP and non-GAAP financial measures to evaluate business results, to make decisions regarding the future direction of our business, and for resource allocation decisions, including incentive compensation. As a result, we believe the presentation of both GAAP and non-GAAP financial measures provides investors with increased transparency into financial measures used by our management team and improves investors’ understanding of our underlying operating performance and in their analysis of ongoing operating trends. All historic non-GAAP financial measures have been reconciled with the most directly comparable GAAP financial measures.

Non-GAAP financial measures include organic net sales, adjusted operating profit, adjusted diluted EPS, and cash flow. These non-GAAP financial measures are also evaluated for year-over-year growth and on a currency-neutral basis to evaluate the underlying growth of the business and to exclude the effect of foreign currency. We determine currency-neutral operating results by dividing or multiplying, as appropriate, the current-period local currency operating results by the currency exchange rates used to translate our financial statements in the comparable prior-year period to determine what the current period U.S. dollar operating results would have been if the currency exchange rate had not changed from the comparable prior-year period. These non-GAAP financial measures may not be comparable to similar measures used by other companies.

•
Currency-neutral net sales and organic net sales: We adjust the GAAP financial measure to exclude the impact of foreign currency, resulting in currency-neutral sales. In addition, we exclude the impact of acquisitions, dispositions, related integration costs, shipping day differences, and foreign currency, resulting in organic net sales. We excluded the items which we believe may obscure trends in our underlying net sales performance. By providing these non-GAAP net sales measures, management intends to provide investors with a meaningful, consistent comparison of net sales performance for the Company and each of our reportable segments for the periods presented. Management uses these non-GAAP measures to evaluate the effectiveness of initiatives behind net sales growth, pricing realization, and the impact of mix on our business results. These non-GAAP measures are also used to make decisions regarding the future direction of our business, and for resource allocation decisions.

•
Currency-neutral adjusted operating profit and currency-neutral adjusted diluted EPS: We adjust the GAAP financial measures to exclude the effect of Project K and cost reduction activities, mark-to-market adjustments for pension plans, commodities and certain foreign currency contracts. We excluded the items which we believe may obscure trends in our underlying profitability. By providing these non-GAAP profitability measures, management intends to provide investors with a meaningful, consistent comparison of the Company's profitability measures for the periods presented. Management uses these non-GAAP financial measures to evaluate the effectiveness of initiatives intended to improve profitability, such as Project K, ZBB and Revenue Growth Management, to assess performance of newly acquired businesses, as well as to evaluate the impacts of inflationary pressures and decisions to invest in new initiatives within each of our segments. Currency-neutral adjusted represents adjusted excluding foreign currency impact.

•
Cash flow: Defined as net cash provided by operating activities reduced by expenditures for property additions. Cash flow does not represent the residual cash flow available for discretionary expenditures. We use this non-GAAP financial measure of cash flow to focus management and investors on the amount of cash available for debt repayment, dividend distributions, acquisition opportunities, and share repurchases once all of the Company’s business needs and obligations are met. Additionally, certain performance-based compensation includes a component of this non-GAAP measure.

Forward-Looking Statements Disclosure

This filing contains, or incorporates by reference, “forward-looking statements” with projections concerning, among other things, the Company’s efficiency-and-effectiveness program (Project K), the integration of acquired businesses, the Company’s strategy, Zero-Based Budgeting, and the Company’s sales, earnings, margin, operating profit, costs and expenditures, interest expense, tax rate, capital expenditure, dividends, cash flow, debt reduction, share repurchases, costs, charges, rates of return, brand building, ROIC, working capital, growth, new products, innovation, cost reduction projects, workforce reductions, savings, and competitive pressures. Forward-looking statements include predictions of future results or activities and may contain the words “expects,” “believes,” “should,” “will,” “anticipates,” “projects,” “estimates,” “implies,” “can,” or words or phrases of similar meaning. The Company’s actual results or activities may differ materially from these predictions. The Company’s future results could also be affected by a variety of factors, including the ability to implement Project K (including the exit from its direct store delivery system and Zero-Based Budgeting as planned, whether the expected amount of costs associated with Project K will differ from forecasts, whether the Company will be able to realize the anticipated benefits from Project K, Zero-Based Budgeting, and Revenue Growth Management in the amounts and times expected, the ability to realize the anticipated benefits and synergies from business acquisitions in the amounts and at the times expected, the impact of competitive conditions; the effectiveness of pricing, advertising, and promotional programs; the success of innovation, renovation and new product introductions; the recoverability of the carrying value of goodwill and other intangibles; the success of productivity improvements and business transitions; commodity and energy prices; labor costs; disruptions or inefficiencies in supply chain; the availability of and interest rates on short-term and long-term financing; actual market performance of benefit plan trust investments; the levels of spending on systems initiatives, properties, business opportunities, integration of acquired businesses, and other general and administrative costs; changes in consumer behavior and preferences; the effect of U.S. and foreign economic conditions on items such as interest rates, statutory tax rates, currency conversion and availability; legal and regulatory factors including changes in food safety, advertising and labeling laws and regulations; the ultimate impact of product recalls; business disruption or other losses from war, terrorist acts or political unrest; and other items.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Forward-looking statements speak only as of the date they were made, and the Company undertakes no obligation to update them publicly.

Exhibit A
Kellogg Company and Subsidiaries
2017 Recast of Certain Income Statement Line Items
(millions, except per share data)

	Quarter ended April 1, 2017				Quarter ended July 1, 2017				Quarter ended September 30, 2017				Quarter ended December 30, 2017
		Accounting Change				Accounting Change				Accounting Change				Accounting Change
(Results are unaudited)	Previously Reported	Revenue Recognition	Pension	Recast	Previously Reported	Revenue Recognition	Pension	Recast	Previously Reported	Revenue Recognition	Pension	Recast	Previously Reported	Revenue Recognition	Pension	Recast
Net sales	$3,254	$(6)	$—	$3,248	$3,187	$(12)	$—	$3,175	$3,273	$(27)	$—	$3,246	$3,209	$(24)	$—	$3,185
Cost of goods sold	2,050	(16)	54	2,088	1,922	(17)	45	1,950	2,041	(21)	54	2,074	1,888	(17)	172	2,043
Selling, general and administrative expense	844	5	31	880	812	4	24	840	768	6	65	839	652	4	97	753
Operating profit	360	5	(85)	280	453	1	(69)	385	464	(12)	(119)	333	669	(11)	(269)	389
Other income (expense), net	3	—	85	88	(6)	—	69	63	(2)	—	119	117	(11)	—	269	258
Income taxes	42	1	—	43	102	—	—	102	104	(3)	—	101	164	—	—	164
Net income	$262	$4	$—	$266	$282	$1	$—	$283	$297	$(9)	$—	$288	$428	$(11)	$—	$417
Per share amounts:
Basic	$0.75	$0.01	$—	$0.76	$0.81	$—	$—	$0.81	$0.86	$(0.03)	$—	$0.83	$1.24	$(0.03)	$—	$1.21
Diluted	$0.74	$0.01	$—	$0.75	$0.80	$—	$—	$0.80	$0.85	$(0.02)	$—	$0.83	$1.23	$(0.03)	$—	$1.20

	Year-to-date period ended April 1, 2017				Year-to-date period ended July 1, 2017				Year-to-date period ended September 30, 2017				Year-to-date period ended December 30, 2017
		Accounting Change				Accounting Change				Accounting Change				Accounting Change
(Results are unaudited)	Previously Reported	Revenue Recognition	Pension	Recast	Previously Reported	Revenue Recognition	Pension	Recast	Previously Reported	Revenue Recognition	Pension	Recast	Previously Reported	Revenue Recognition	Pension	Recast
Net sales	$3,254	$(6)	$—	$3,248	$6,441	$(18)	$—	$6,423	$9,714	$(45)	$—	$9,669	$12,923	$(69)	$—	$12,854
Cost of goods sold	2,050	(16)	54	2,088	3,972	(33)	99	4,038	6,013	(54)	153	6,112	7,901	(71)	325	8,155
Selling, general and administrative expense	844	5	31	880	1,656	9	55	1,720	2,424	15	120	2,559	3,076	19	217	3,312
Operating profit	360	5	(85)	280	813	6	(154)	665	1,277	(6)	(273)	998	1,946	(17)	(542)	1,387
Other income (expense), net	3	—	85	88	(3)	—	154	151	(5)	—	273	268	(16)	—	542	526
Income taxes	42	1	—	43	144	1	—	145	248	(2)	—	246	412	(2)	—	410
Net income	$262	$4	$—	$266	$544	$5	$—	$549	$841	$(4)	$—	$837	$1,269	$(15)	$—	$1,254
Per share amounts:
Basic	$0.75	$0.01	$—	$0.76	$1.56	$0.01	$—	$1.57	$2.41	$(0.01)	$—	$2.40	$3.65	$(0.04)	$—	$3.61
Diluted	$0.74	$0.01	$—	$0.75	$1.54	$0.02	$—	$1.56	$2.39	$(0.01)	$—	$2.38	$3.62	$(0.04)	$—	$3.58

Exhibit B
Kellogg Company and Subsidiaries
Adjustments to Reconcile Reported Results to Adjusted Results
(millions, except per share data)

	Quarter ended April 1, 2017
(Results are unaudited)	Cost of goods sold	Selling, general and administrative expense	Operating profit	Other income (expense)	Income taxes	Net income (loss)	Per share amount: Diluted
Mark-to-market	$45	$2	$(47)	$26	$—	$(21)	$(0.06)
Project K and cost reduction activities	13	125	(138)	(4)	—	(142)	(0.40)
Income tax impact applicable to adjustments, net*	—	—	—	—	(50)	50	0.14
Adjustments to adjusted basis	$58	$127	$(185)	$22	$(50)	$(113)	$(0.32)

	Quarter ended July 1, 2017
(Results are unaudited)	Cost of goods sold	Selling, general and administrative expense	Operating profit	Other income (expense)	Income taxes	Net income (loss)	Per share amount: Diluted
Mark-to-market	$(6)	$1	$5	$1	$—	$6	$0.02
Project K and cost reduction activities	23	75	(98)	3	—	(95)	(0.27)
Income tax impact applicable to adjustments, net*	—	—	—	—	(31)	31	0.08
Adjustments to adjusted basis	$17	$76	$(93)	$4	$(31)	$(58)	$(0.17)

	Quarter ended September 30, 2017
(Results are unaudited)	Cost of goods sold	Selling, general and administrative expense	Operating profit	Other income (expense)	Income taxes	Net income (loss)	Per share amount: Diluted
Mark-to-market	$21	$—	$(21)	$(82)	$—	$(103)	$(0.30)
Project K and cost reduction activities	49	87	(136)	134	—	(2)	—
Income tax impact applicable to adjustments, net*	—	—	—	—	(36)	36	0.10
Adjustments to adjusted basis	$70	$87	$(157)	$52	$(36)	$(69)	$(0.20)

	Quarter ended December 30, 2017
(Results are unaudited)	Cost of goods sold	Selling, general and administrative expense	Operating profit	Other income (expense)	Income taxes	Net income (loss)	Per share amount: Diluted
Mark-to-market	$19	$(1)	$(18)	$181	$—	$163	$0.47
Project K and cost reduction activities	30	9	(39)	15	—	(24)	(0.07)
Income tax impact applicable to adjustments, net*	—	—	—	—	37	(37)	(0.11)
U.S. Tax Reform adoption impact	—	—	—	—	8	(8)	(0.02)
Adjustments to adjusted basis	$49	$8	$(57)	$196	$45	$94	$0.27
*Represents the estimated tax effect on the reconciling items, using weighted-average statutory tax rates, depending upon the applicable jurisdiction.

Exhibit C
Kellogg Company and Subsidiaries
Reconciliation of Non-GAAP Amounts - Recast Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	Quarter ended
(Results are unaudited)	April 1, 2017	July 1, 2017	September 30, 2017	December 30, 2017
Recast EPS	$0.75	$0.80	$0.83	$1.20
Mark-to-market (pre-tax)	(0.06)	0.02	(0.30)	0.47
Project K and cost reduction activities (pre-tax)	(0.40)	(0.27)	—	(0.07)
Income tax impact applicable to adjustments, net*	0.14	0.08	0.10	(0.11)
U.S. Tax Reform adoption impact	—	—	—	(0.02)
Adjusted EPS	$1.07	$0.97	$1.03	$0.93

	Year-to-date period ended
(Results are unaudited)	April 1, 2017	July 1, 2017	September 30, 2017	December 30, 2017
Recast EPS	$0.75	$1.56	$2.38	$3.58
Mark-to-market (pre-tax)	(0.06)	(0.04)	(0.34)	0.13
Project K and cost reduction activities (pre-tax)	(0.40)	(0.67)	(0.68)	(0.75)
Income tax impact applicable to adjustments, net*	0.14	0.23	0.33	0.22
U.S. Tax Reform adoption impact	—	—	—	(0.02)
Adjusted EPS	$1.07	$2.04	$3.07	$4.00
*Represents the estimated tax effect on the reconciling items, using weighted-average statutory tax rates, depending upon the applicable jurisdiction.

Exhibit D
Kellogg Company and Subsidiaries
2017 Recast Net Sales and Operating Profit by Reportable Segment
(Results are unaudited)

	Quarter ended April 1, 2017					Quarter ended July 1, 2017					Quarter ended September 30, 2017					Quarter ended December 30, 2017
(millions)		Accounting Change					Accounting Change					Accounting Change					Accounting Change
Net Sales	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast
U.S. Snacks	$781	$1	$—	$13	$795	$803	$(1)	$—	$13	$815	$760	$(9)	$—	$13	$764	$723	$—	$—	$13	$736
U.S. Morning Foods	719	2	—	(13)	708	679	(2)	—	(13)	664	710	(5)	—	(13)	692	670	(12)	—	(13)	645
U.S. Specialty	395	(2)	—	—	393	276	(1)	—	—	275	290	(2)	—	—	288	288	(2)	—	—	286
North America Other	393	(1)	—	—	392	391	(1)	—	—	390	420	(1)	—	—	419	412	(1)	—	—	411
Total North America	$2,288	$—	$—	$—	$2,288	$2,149	$(5)	$—	$—	$2,144	$2,180	$(17)	$—	$—	$2,163	$2,093	$(15)	$—	$—	$2,078
Europe	512	1	—	—	513	566	1	—	—	567	599	—	—	—	599	614	(2)	—	—	612
Latin America	222	(2)	—	—	220	234	(2)	—	—	232	240	(5)	—	—	235	259	(2)	—	—	257
Asia Pacific	232	(5)	—	—	227	238	(6)	—	—	232	254	(5)	—	—	249	243	(5)	—	—	238
Corporate	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Kellogg Consolidated	$3,254	$(6)	$—	$—	$3,248	$3,187	$(12)	$—	$—	$3,175	$3,273	$(27)	$—	$—	$3,246	$3,209	$(24)	$—	$—	$3,185

	Quarter ended April 1, 2017					Quarter ended July 1, 2017					Quarter ended September 30, 2017					Quarter ended December 30, 2017
(millions)		Accounting Change					Accounting Change					Accounting Change					Accounting Change
Operating Profit	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast
U.S. Snacks	$(44)	$2	$—	$6	$(36)	$22	$—	$—	$7	$29	$14	$(7)	$—	$6	$13	$123	$1	$—	$8	$132
U.S. Morning Foods	160	3	—	(6)	157	176	1	—	(7)	170	141	(3)	—	(6)	132	124	(8)	—	(8)	108
U.S. Specialty	96	—	—	—	96	70	—	—	—	70	76	—	—	—	76	70	—	—	—	70
North America Other	49	—	—	—	49	59	—	—	—	59	65	—	—	—	65	57	(1)	—	—	56
Total North America	$261	$5	$—	$—	$266	$327	$1	$—	$—	$328	$296	$(10)	$—	$—	$286	$374	$(8)	$—	$—	$366
Europe	66	—	—	—	66	76	1	—	—	77	72	(1)	—	—	71	65	(3)	—	—	62
Latin America	33	—	—	—	33	26	—	—	—	26	23	—	—	—	23	26	—	—	—	26
Asia Pacific	22	—	—	—	22	19	(1)	—	—	18	25	(1)	—	—	24	20	—	—	—	20
Corporate	(22)	—	(85)	—	(107)	5	—	(69)	—	(64)	48	—	(119)	—	(71)	184	—	(269)	—	(85)
Kellogg Consolidated	$360	$5	$(85)	$—	$280	$453	$1	$(69)	$—	$385	$464	$(12)	$(119)	$—	$333	$669	$(11)	$(269)	$—	$389

Exhibit E
Kellogg Company and Subsidiaries
2017 Recast Net Sales and Operating Profit by Reportable Segment
(Results are unaudited)

	Year-to-date period ended April 1, 2017					Year-to-date period ended July 1, 2017					Year-to-date period ended September 30, 2017					Year-to-date period ended December 30, 2017
(millions)		Accounting Change					Accounting Change					Accounting Change					Accounting Change
Net Sales	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast
U.S. Snacks	$781	$1	$—	$13	$795	$1,584	$—	$—	$26	$1,610	$2,344	$(9)	$—	$39	$2,374	$3,067	$(9)	$—	$52	$3,110
U.S. Morning Foods	719	2	—	(13)	708	1,398	—	—	(26)	1,372	2,108	(5)	—	(39)	2,064	2,778	(17)	—	(52)	2,709
U.S. Specialty	395	(2)	—	—	393	671	(3)	—	—	668	961	(5)	—	—	956	1,249	(7)	—	—	1,242
North America Other	393	(1)	—	—	392	784	(2)	—	—	782	1,204	(3)	—	—	1,201	1,616	(4)	—	—	1,612
Total North America	$2,288	$—	$—	$—	$2,288	$4,437	$(5)	$—	$—	$4,432	$6,617	$(22)	$—	$—	$6,595	$8,710	$(37)	$—	$—	$8,673
Europe	512	1	—	—	513	1,078	2	—	—	1,080	1,677	2	—	—	1,679	2,291	—	—	—	2,291
Latin America	222	(2)	—	—	220	456	(4)	—	—	452	696	(9)	—	—	687	955	(11)	—	—	944
Asia Pacific	232	(5)	—	—	227	470	(11)	—	—	459	724	(16)	—	—	708	967	(21)	—	—	946
Corporate	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Kellogg Consolidated	$3,254	$(6)	$—	$—	$3,248	$6,441	$(18)	$—	$—	$6,423	$9,714	$(45)	$—	$—	$9,669	$12,923	$(69)	$—	$—	$12,854

	Year-to-date period ended April 1, 2017					Year-to-date period ended July 1, 2017					Year-to-date period ended September 30, 2017					Year-to-date period ended December 30, 2017
(millions)		Accounting Change					Accounting Change					Accounting Change					Accounting Change
Operating Profit	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast	Previously Reported	Revenue Recognition	Pension	Product Transfer	Recast
U.S. Snacks	$(44)	$2	$—	$6	$(36)	$(22)	$2	$—	$13	$(7)	$(8)	$(5)	$—	$19	$6	$115	$(4)	$—	$27	$138
U.S. Morning Foods	160	3	—	(6)	157	336	4	—	(13)	327	477	1	—	(19)	459	601	(7)	—	(27)	567
U.S. Specialty	96	—	—	—	96	166	—	—	—	166	242	—	—	—	242	312	—	—	—	312
North America Other	49	—	—	—	49	108	—	—	—	108	173	—	—	—	173	230	(1)	—	—	229
Total North America	$261	$5	$—	$—	$266	$588	$6	$—	$—	$594	$884	$(4)	$—	$—	$880	$1,258	$(12)	$—	$—	$1,246
Europe	66	—	—	—	66	142	1	—	—	143	214	—	—	—	214	279	(3)	—	—	276
Latin America	33	—	—	—	33	59	—	—	—	59	82	—	—	—	82	108	—	—	—	108
Asia Pacific	22	—	—	—	22	41	(1)	—	—	40	66	(2)	—	—	64	86	(2)	—	—	84
Corporate	(22)	—	(85)	—	(107)	(17)	—	(154)	—	(171)	31	—	(273)	—	(242)	215	—	(542)	—	(327)
Kellogg Consolidated	$360	$5	$(85)	$—	$280	$813	$6	$(154)	$—	$665	$1,277	$(6)	$(273)	$—	$998	$1,946	$(17)	$(542)	$—	$1,387

Exhibit F
Kellogg Company and Subsidiaries
Reconciliation of Non-GAAP Amounts - Recast Net Sales to Organic Net Sales
(Results are unaudited)

	Quarter ended April 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$795	$708	$393	$392	$2,288	$513	$220	$227	$—	$3,248
Acquisitions/divestitures	—	—	—	1	1	3	47	—	—	51
Shipping day differences	—	—	—	—	—	—	—	—	—	—
Organic net sales	$795	$708	$393	$391	$2,287	$510	$173	$227	$—	$3,197

	Quarter ended July 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$815	$664	$275	$390	$2,144	$567	$232	$232	$—	$3,175
Acquisitions/divestitures	—	—	—	—	—	4	46	—	—	50
Shipping day differences	—	—	—	—	—	—	—	—	—	—
Organic net sales	$815	$664	$275	$390	$2,144	$563	$186	$232	$—	$3,125

	Quarter ended September 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$764	$692	$288	$419	$2,163	$599	$235	$249	$—	$3,246
Acquisitions/divestitures	—	—	—	—	—	4	48	—	—	52
Shipping day differences	—	—	—	—	—	—	—	—	—	—
Organic net sales	$764	$692	$288	$419	$2,163	$595	$187	$249	$—	$3,194

	Quarter ended December 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$736	$645	$286	$411	$2,078	$612	$257	$238	$—	$3,185
Acquisitions/divestitures	—	—	—	27	27	—	62	—	—	89
Shipping day differences	—	—	—	—	—	—	14	—	—	14
Organic net sales	$736	$645	$286	$384	$2,051	$612	$181	$238	$—	$3,082

Exhibit G
Kellogg Company and Subsidiaries
Reconciliation of Non-GAAP Amounts - Recast Net Sales to Organic Net Sales
(Results are unaudited)

	Year-to-date period ended April 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$795	$708	$393	$392	$2,288	$513	$220	$227	$—	$3,248
Acquisitions/divestitures	—	—	—	1	1	3	47	—	—	51
Shipping day differences	—	—	—	—	—	—	—	—	—	—
Organic net sales	$795	$708	$393	$391	$2,287	$510	$173	$227	$—	$3,197

	Year-to-date period ended July 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$1,610	$1,372	$668	$782	$4,432	$1,080	$452	$459	$—	$6,423
Acquisitions/divestitures	—	—	—	1	1	7	93	—	—	101
Shipping day differences	—	—	—	—	—	—	—	—	—	—
Organic net sales	$1,610	$1,372	$668	$781	$4,431	$1,073	$359	$459	$—	$6,322

	Year-to-date period ended September 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$2,374	$2,064	$956	$1,201	$6,595	$1,679	$687	$708	$—	$9,669
Acquisitions/divestitures	—	—	—	1	1	11	141	—	—	153
Shipping day differences	—	—	—	—	—	—	—	—	—	—
Organic net sales	$2,374	$2,064	$956	$1,200	$6,594	$1,668	$546	$708	$—	$9,516

	Year-to-date period ended December 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast net sales	$3,110	$2,709	$1,242	$1,612	$8,673	$2,291	$944	$946	$—	$12,854
Acquisitions/divestitures	—	—	—	28	28	11	203	—	—	242
Shipping day differences	—	—	—	—	—	—	14	—	—	14
Organic net sales	$3,110	$2,709	$1,242	$1,584	$8,645	$2,280	$727	$946	$—	$12,598

Exhibit H
Kellogg Company and Subsidiaries
Reconciliation of Non-GAAP Amounts - Recast Operating Profit to Adjusted Operating Profit
(Results are unaudited)

	Quarter ended April 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$(36)	$157	$96	$49	$266	$66	$33	$22	$(107)	$280
Mark-to-market	—	—	—	—	—	—	—	—	(47)	(47)
Project K and cost reduction activities	(120)	(1)	—	(7)	(128)	(6)	(1)	(1)	(2)	(138)
Adjusted operating profit	$84	$158	$96	$56	$394	$72	$34	$23	$(58)	$465

	Quarter ended July 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$29	$170	$70	$59	$328	$77	$26	$18	$(64)	$385
Mark-to-market	—	—	—	—	—	—	—	—	5	5
Project K and cost reduction activities	(79)	(1)	(1)	(2)	(83)	(2)	(3)	(3)	(7)	(98)
Adjusted operating profit	$108	$171	$71	$61	$411	$79	$29	$21	$(62)	$478

	Quarter ended September 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$13	$132	$76	$65	$286	$71	$23	$24	$(71)	$333
Mark-to-market	—	—	—	—	—	—	—	—	(21)	(21)
Project K and cost reduction activities	(106)	(14)	—	(4)	(124)	(13)	(2)	(1)	4	(136)
Adjusted operating profit	$119	$146	$76	$69	$410	$84	$25	$25	$(54)	$490

	Quarter ended December 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$132	$108	$70	$56	$366	$62	$26	$20	$(85)	$389
Mark-to-market	—	—	—	—	—	—	—	—	(18)	(18)
Project K and cost reduction activities	(4)	(2)	(1)	(3)	(10)	(19)	(2)	(6)	(2)	(39)
Adjusted operating profit	$136	$110	$71	$59	$376	$81	$28	$26	$(65)	$446

Exhibit I
Kellogg Company and Subsidiaries
Reconciliation of Non-GAAP Amounts - Recast Operating Profit to Adjusted Operating Profit
(Results are unaudited)

	Year-to-date period ended April 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$(36)	$157	$96	$49	$266	$66	$33	$22	$(107)	$280
Mark-to-market	—	—	—	—	—	—	—	—	(47)	(47)
Project K and cost reduction activities	(120)	(1)	—	(7)	(128)	(6)	(1)	(1)	(2)	(138)
Adjusted operating profit	$84	$158	$96	$56	$394	$72	$34	$23	$(58)	$465

	Year-to-date period ended July 1, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$(7)	$327	$166	$108	$594	$143	$59	$40	$(171)	$665
Mark-to-market	—	—	—	—	—	—	—	—	(42)	(42)
Project K and cost reduction activities	(199)	(2)	(1)	(9)	(211)	(8)	(4)	(4)	(9)	(236)
Adjusted operating profit	$192	$329	$167	$117	$805	$151	$63	$44	$(120)	$943

	Year-to-date period ended September 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$6	$459	$242	$173	$880	$214	$82	$64	$(242)	$998
Mark-to-market	—	—	—	—	—	—	—	—	(63)	(63)
Project K and cost reduction activities	(305)	(16)	(1)	(13)	(335)	(21)	(6)	(5)	(5)	(372)
Adjusted operating profit	$311	$475	$243	$186	$1,215	$235	$88	$69	$(174)	$1,433

	Year-to-date period ended December 30, 2017
(millions)	U.S. Snacks	U.S. Morning Foods	U.S. Specialty	North America Other	Total North America	Europe	Latin America	Asia Pacific	Corporate	Kellogg Consolidated
Recast operating profit	$138	$567	$312	$229	$1,246	$276	$108	$84	$(327)	$1,387
Mark-to-market	—	—	—	—	—	—	—	—	(81)	(81)
Project K and cost reduction activities	(309)	(18)	(2)	(16)	(345)	(40)	(8)	(11)	(7)	(411)
Adjusted operating profit	$447	$585	$314	$245	$1,591	$316	$116	$95	$(239)	$1,879

Exhibit J
Kellogg Company and Subsidiaries
Summary of Cash Flows
(Results are unaudited)

	Year-to-date period ended April 1, 2017				Year-to-date period ended July 1, 2017				Year-to-date period ended September 30, 2017				Year-to-date period ended December 30, 2017
(millions)	Previously Reported	Revenue Recognition	Cash Flow ASU	Recast	Previously Reported	Revenue Recognition	Cash Flow ASU	Recast	Previously Reported	Revenue Recognition	Cash Flow ASU	Recast	Previously Reported	Revenue Recognition	Cash Flow ASU	Recast
Net income	$262	$4	$—	$266	$544	$5	$—	$549	$841	$(4)	$—	$837	$1,269	$(15)	$—	$1,254
Net cash provided by (used in) operating activities	211	—	(245)	(34)	654	—	(562)	92	1,121	—	(931)	190	1,646	—	(1,243)	403
Net cash provided by (used in) investing activities	(131)	—	245	114	(262)	—	562	300	(363)	—	931	568	(1,094)	—	1,243	149
Net cash provided by (used in) financing activities	(77)	—	—	(77)	(372)	—	—	(372)	(815)	—	—	(815)	(604)	—	—	(604)

Supplemental financial data:
Net cash provided by (used in) operating activities	$211	$—	$(245)	$(34)	$654	$—	$(562)	$92	$1,121	$—	$(931)	$190	$1,646	$—	$(1,243)	$403
Additions to properties	(130)	—	—	(130)	(268)	—	—	(268)	(374)	—	—	(374)	(501)	—	—	(501)
Cash Flow (operating cash flow less property additions)	$81	$—	$(245)	$(164)	$386	$—	$(562)	$(176)	$747	$—	$(931)	$(184)	$1,145	$—	$(1,243)	$(98)